                              EMPLOYMENT CONTRACT
                              -------------------

     AGREEMENT made this 28 day of July, 1995, by and between Elcom Technologies
                         --        ----  ----
Corporation a Pennsylvania Corporation with a business address at 78 Great Valley Parkway, Malvern, Pennsylvania 19355 (hereinafter referred to as the "Employer" and/or the "Company") and Myrddin Jones, an individual, with an address at 129 Graham Way, Devon, PA 19333 (hereinafter referred to the "Employee").

     WHEREAS, the Employer wishes to retain the services of the Employee; and the Employee wishes to accept such employment on the terms and conditions set forth below; and

     WHEREAS, both the Employer and the Employee desire to enter into a formal written employment contract in lieu of employment by oral agreement.

     NOW, THEREFORE, in consideration of the covenants and conditions herein contained and each party intending to be legally bound, acknowledging full and adequate consideration, it is AGREED:

     1. Prior Agreements.     The date of the original employment contract
        ----------------
between the Employer and the Employee was the 4th of January, 1994. All prior oral or written employment contracts and/or consulting agreements between the Employer and the Employee are hereby terminated and declared NULL AND VOID.

     2. Employment.    The Employer employs the Employee and the Employee
        ----------
accepts employment upon the terms and conditions of this Employment Contract. All terms of employment by oral agreement or previous course of conduct are rendered NULL AND VOID hereby, with the rights of the parties governed SOLELY by this Employment Contract.

     3. Term.   The term of this Employment Contract shall commence on 4th of
        ----
January, 1994, and terminate on December 31, 2003.

     4. Compensation.    For the first year of this Employment Contract, for
        ------------
all services rendered by the Employee, the Employer shall pay the Employee an annual salary of $90,000 payable monthly. Salary payments shall be subject to withholding and other applicable taxes. For the remaining term of the Employment Contract, the monthly salary for the Employee shall be adjusted as per the mutual agreement of both the Employer and the Employee.

     5. Duties.   The Employee is engaged as Vice President of Marketing. The
        ------
duties of the Employee shall include business planning and control of the marketing and sales of the product developed by the Company. The precise services of the Employee may be extended or curtailed by the Employer from time to time.

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

     6. Extent of Services.    The Employee shall devote their entire time,
        ------------------
attention, and energies to the Employer's business and shall not during the term of this Employment Contract be engaged in any other Power Line Communications
(PLC) business during the term of this Employment Contract or be engaged in any other Power Line Communications (PLC) business activity which competes either directly or indirectly with the business of the Employer. The Employee may, only with the express written permission of the Employer, be engaged in outside work related activities. In the event "Early Termination" occurs as defined in Paragraph 12, the Employee will not solicit or hire other Company employees for a two (2) year period. Serving as a member of a company Board of Directors, that is not a competitor of the Employer, or being a member of a faculty of an accredited school or University shall not be restricted by the Employer.

     7. Assignment of Intellectual Property.  The Employee hereby agrees that
        -----------------------------------
any technologies, concepts, sales and/or marketing campaigns, business lists, agreements and/or ideas developed specifically for the Employer Corporation during the term of this Employment Contract shall be the property of the Employer Corporation. The Employee further agrees that any and all resulting circuits, designs, processes, procedures, software, firmware, hardware, layouts, innovations, inventions, ideas, techniques, documents, writings, or any other results of their employment are the sole property of the Employer Corporation. The Employee agrees to promptly disclose and provide any and all such information needed to support patent claims, copyrights, trademarks, licenses, assignments, and any other conveyances to the Employer Corporation. The Employee hereby assigns, transfers, releases and conveys any and all rights, title, interest, and any other claims of ownership in any intellectual property (as defined above) to the Employer Corporation in exchange for the compensation herein.

     8. Disclosure of Information.     The Employee acknowledges that the list
        -------------------------
of the Employer's proprietary information, customers, intellectual property, and prototypes (hereinafter referred to as "Proprietary Information") as it may exist from time to time is a valuable, special, and unique asset of the Employer's business. The Employee will not, during or after the term of their employment, disclose said Proprietary Information to any person, firm, corporation association, or other entity for any reason or purpose whatsoever. In the event of a breach or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee from disclosing, in whole or in part, said Proprietary Information, or from rendering any services to any person, firm, corporation, association, or other entity to whom such Proprietary Information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

     9. Paid Absence.   During the term of this Employment Contract, the
        ------------
Employee shall be entitled each year to a combination of vacation days, personal days and sick days, which shall accrue at the rate of 1.25 days for each month of employment of the Employee, totaling up to a maximum of three (3) weeks duration in any given twelve (12) month period, during which time their compensation shall be paid in full. This excludes company paid holidays.

     10. Death During Employment.   If the Employee dies during the term of
         -----------------------
employment, the Employer shall pay to the estate of the Employee the compensation which would otherwise be payable to the Employee up to the day in which their death occurs. Upon the death of the Employee, this Employment Contract shall become null and void. Also, in the event of death during employment, then an "Early Termination" will have been deemed to occur as defined in Paragraph 12 on this Employment Contract.

     11. Stock Option Agreement.   Concurrently with the execution of this
         ----------------------
Employment Contract, the Employer shall present to the Employee a "Stock Option Agreement" which shall grant the Employee the right to purchase up to Six Hundred Thousand (600,000) shares of the Employer Corporation stock upon terms and conditions outlined in said "Stock Option Agreement".

     12. Termination.    The Employer shall be permitted to terminate this
         -----------
Employment Contract for cause by providing the Employee with written notice of said termination. In the event that the Employer/Employee relationship is terminated for any reason prior to December 31, 1997, then an "Early Termination" will have been deemed to occur.

     (a) If said "Early Termination" occurs before the Employee has completed one (1) calendar year of satisfactory service commencing from their date of original continuous employment, then the Employee hereby forfeits their rights to purchase all Six Hundred Thousand (600,000) shares of stock granted to them under the Stock Option Agreement as defined in Paragraph 11 above.

     (b) If said "Early Termination" occurs before the Employee has completed two (2) calendar years of satisfactory service commencing from their date of original continuous employment, then the Employee hereby forfeits their right to purchase 420,000 shares of stock granted to them under the Stock Option Agreement as defined in Paragraph 11 above. Thereafter, the Employee or their estate will then have ninety (90) days from the date "Early Termination" occurs to exercise the stock options for which the Employee has a right to purchase as defined in Paragraph 12. After that period, the Stock Option Agreement is deemed to be null and void.

     (c) If said "Early Termination" occurs before the Employee has completed three (3) calendar years of satisfactory service commencing from their date of original continuous employment, then the Employee hereby forfeits their rights to purchase 240,000 shares of stock granted to them under the Stock Option Agreement as defined in Paragraph 11 above. Thereafter, the Employee or their estate will then have ninety (90) days from the date "Early Termination" occurs to exercise the stock options for which the Employee has a right to purchase as defined in Paragraph 12. After that period, the Stock Option Agreement is deemed to be null and void.

     (d) If said "Early Termination" occurs before the Employee completes their contract on December 31, 1997, commencing from their date of original continuous employment, then the

Employee hereby forfeits their rights to purchase 60,000 shares of stock granted to them under the Stock Option Agreement as defined in Paragraph 11 above. Thereafter, the Employee or their estate will then have ninety (90) days from the date "Early Termination" occurs to exercise the stock options for which the Employee has a right to purchase as defined in Paragraph 12. After that period, the Stock Option Agreement is deemed to be null and void.


     (e) In the event that the Employee exercises any stock options under the Stock Option Agreement as defined in Paragraph 11 above prior to "Early Termination", then the Employer Corporation shall have the right to repurchase from the Employee, and the Employee shall be required to sell to the Employer Corporation, all excess shares of Employer Corporation stock purchased by the Employee prior to "Early Termination" at the price of Twenty Five Cents ($0.25) per share of excess Employer Corporation stock purchased by the Employee.

     13. Restrictive Covenant.    For a period of two (2) years after the
         --------------------
termination or expiration of this Employment Contract, the Employee will not, directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management , operation, or control of any Power Line Communications (PLC) business similar to the type of business conducted by the Employer and/or immediate vendors or customers at the time of the termination of this Employment Contract. In the event of the Employee's actual or threatened breach of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee therefrom. Nothing shall be construed as prohibiting the Employer from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from the Employee.

     14. Prior Arrangements.  The Employee affirms that by being party to this
         ------------------
Employment Contract that:

     (a) they are not in violation of any previous restrictive covenants, non-compete clauses, confidentiality agreements, intellectual property agreements and assignments, and/or employment agreements;

     (b) they are not causing a conflict of interest with prior employers, business arrangements and agreements; unless previously disclosed in writing to the Employer;

     (c) there are no legal restraints, claims, settlements, and/or continuing or impending litigation that would prohibit the Employee from engaging in or executing the full scope of their Duties and that Elcom shall be indemnified and held harmless by the Employee from any claims and/or litigation against the Employee that may arise from circumstances existing prior to this Employment Contract;

     (d) any statements written or verbal made by the Employee in reference to their education, employment background, experience, periods of employment, professional licenses and/or memberships in professional organizations, whether or not they constituted, in full or in part, a basis for this Employment Contract, are true and correct to the best of their knowledge.

     15. Substance Abuse.  It is the policy of the Company that no employee may
         ---------------
use alcohol or illegal substances during working hours. It is understood by both the Employer and the Employee that the use of excessive alcohol or illegal substances during working hours by the Employee is grounds for termination with cause. The Company reserves the right to perform random drug testing periodically on all employees of the Employer and the Employee hereby acknowledges that they are subject to such random drug testing. Further, excessive alcohol will be defined as the amount of alcohol an individual would have consumed to be considered legally intoxicated by state standards.

     16. Arbitration.  Any controversy or claim arising out of, or relating to
         -----------
this Employment Contract, or the breach thereof other than as described in Paragraphs 8 and 13 of this Employment Contract shall be settled by arbitration in Philadelphia, Pennsylvania in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered will be binding upon the parties and may be entered and enforced in any court having jurisdiction thereof.

     17. Notices.  Any notice required or desired to be given under this
         -------
Employment Contract shall be deemed given if in writing sent via certified mail to their residence in the case of the Employee, or to its principal office in the case of the Employer.

     18. Waiver of Breach.  The waiver by the Employer of a breach of any
         ----------------
provision of this Employment Contract by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee. No waiver shall be valid unless in writing and signed by an authorized officer of the Employer.

     19. Assignment.  The Employee acknowledges that the services to be
         ----------
rendered by them are unique and personal. Accordingly, the Employee may not assign any of their rights or delegate any of their duties or obligations under this Employment Contract. The rights and obligations of the Employer under this Employment Contract shall inure to the benefit of and shall be binding upon the successors and assigns of the Employer.

     20. Entire Agreement.  This Employment Contract contains the entire
         ----------------
understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     21. Captions.  Captions are used in this Employment Contract for
         --------
convenience only, and are not intended to be used in the construction or in the interpretation of this Employment Contract.

     22. Interpretation.  This Employment Contract shall be interpreted in
         --------------
accordance with the laws of the Commonwealth of Pennsylvania.

     23. Invalid Provision.  In the event any provision or sub-provision of this
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Employment Contract is held to be void, invalid, or unenforceable in any respect, then the same shall not effect the remaining provisions or sub-provisions hereof, which shall continue in full force and effect.

     24. Inclusive Language.  In this Employment Contract, the singular shall
         ------------------
include the plural and the masculine, feminine, or neuter gender shall include all other genders as may be appropriate.

     25. Advice of Council.  All parties to this Employment Contract hereto
         -----------------
acknowledge that they signed this document only after having the opportunity to consult with an attorney of their choosing.

     26. Binding Effect.  This Employment Contract and the separate Stock
         --------------
Option Agreement shall, upon ratification by the Board of Directors of the Company, bind the parties hereto, their legal representatives, successors, and assigns.


     IN WITNESS WHEREOF, the parties have executed this Employment Contract the day and year first above written.




ATTEST:                                 ELCOM TECHNOLOGIES CORPORATION



[SIGNATURE ILLEGIBLE]                   BY: /s/ Robert A. Vito,
---------------------------                --------------------------------
Secretary                                  Robert A. Vito, President


WITNESS:

[SIGNATURE ILLEGIBLE]                       /s/ Myrddin Jones
---------------------------                --------------------------------
                                           Myrddin Jones, Employee

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